EXHIBIT 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS CLASS D WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

CLASS D WARRANTS

SKY PETROLEUM, INC.
(A Nevada Corporation)

Certificate Number: 2014 Class D - 0004	Class D Warrants representing the Right to Purchase Common Shares

CLASS D WARRANTS FOR PURCHASE OF COMMON SHARES

THIS IS TO CERTIFY THAT, for value received [OceanRidge Investments S.A.], organized pursuant to the General Corporation Law of the Republic of Panama (hereinafter called the “holder”) is entitled to subscribe for and purchase ______________ fully paid and non-assessable shares of common stock (“Common Shares”) in the capital of Sky Petroleum, Inc. (hereinafter called the “Company”) at any time on or before 5:00 PM (Dallas Time) on May ____, 2016, at an exercise price of US$0.10 per Common Share, subject to adjustment and to the provisions and terms and conditions herein set forth.  The Class D Warrants will be void and of no value after 5:00 PM (Dallas Time) on May ___, 2016 (the “Expiry Time”).

The Class D Warrants and the Common Shares issuable upon exercise hereof have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States.  The Class D Warrants may not be exercised in the United States or by or for the account or benefit of a U.S. Person or a person in the United States and the underlying Common Shares may not be delivered within the United States unless the underlying Common Shares to be delivered upon exercise of these Class D Warrants have been registered under the

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U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the holder has delivered to the Company an opinion of counsel in form and substance satisfactory to the Company to such effect.  “United States” and “U.S. Person” are used herein as such terms are defined by Regulation S under the U.S. Securities Act.

The rights to acquire Common Shares granted by this certificate (the “Warrant Certificate”) may be exercised by the holder, subject to the terms and conditions hereof, in whole or in part (but not as to a fractional Common Share), by surrender of this Warrant Certificate and the duly completed and executed Exercise Form attached hereto as Appendix A to the offices of the Company located at 15950 N. Dallas Parkway, Ste 400

Dallas, Texas, 75248, accompanied by a certified check, bank draft or money order payable in lawful money of the United States to or to the order of the Company in payment of an amount equal to the purchase exercise price of the number of Common Shares for which Class D Warrants are then exercised.  See attached Appendix C for instructions on how to exercise Class D Warrants represented by this Warrant Certificate.

Surrender of this Warrant Certificate and the duly completed Exercise Form with payment of the purchase price as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Company at the offices of the Company.

In the event of any exercise of the rights represented by this Warrant Certificate, certificates representing the Common Shares so subscribed for shall be delivered to the holder at the address specified in the Exercise Form within a reasonable time, not exceeding five days after the rights represented by this Warrant Certificate have been so exercised.  If fewer Common Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, unless the Class D Warrants have expired, a new warrant certificate granting the right to acquire that number of Common Shares, if any, with respect to which the Class D Warrants have not then been exercised shall also be issued to the holder within such time.  The Company shall not be required to issue fractional Common Shares upon the exercise of all or any part of the Class D Warrants and the holder will not be entitled to a cash payment in lieu of any such fractional interest.

The Class D Warrants represented by this Warrant Certificate may only be exercised by or for the account or benefit of a holder who, at the time of exercise, either:

a.
represents to the Company, pursuant to subparagraph 1 of the attached Exercise Form, that (i) at the time of exercise of the Class D Warrants the holder is not within the United States, (ii) the holder is not exercising the Class D Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

b.
represents to the Company, pursuant to subparagraph 2 of the attached Exercise Form, that (i) the holder is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the holder purchased the Class D Warrants from the Company (the “Subscription Agreement”), (ii) the holder was the original subscriber for the Class D Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

c.
provides, pursuant to subparagraph 3 of the attached Exercise Form, a written opinion of counsel satisfactory to the Company that the Common Shares to be delivered upon exercise of the Class D Warrants have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

Unless the Common Shares issuable upon the exercise of the Class D Warrants are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States and the holder has provided a written opinion of counsel satisfactory to the Company to such effect, all certificates representing Common Shares will bear the following legend:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

The Company covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant Certificate.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT CERTIFICATE:

1.           Adjustment of Subscription and Purchase Rights.  The original purchase exercise price in effect and the number and type of securities purchasable under the Class D Warrants at any date shall be subject to adjustment from time to time as follows:

(a)
If and whenever at any time prior to the Expiry Time, the Company shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the exercise price in effect on the effective date of any such event shall be adjusted immediately after such event or on the record date for such issue of Common Shares by way of stock dividend, as the case may be, so that it shall equal the amount determined by multiplying the purchase exercise price in effect immediately prior to such event by a fraction, of which the numerator shall be the total number of Common Shares outstanding immediately prior to such event and of which the denominator shall be the total number of Common Shares outstanding immediately after such event; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Class D Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; such adjustments shall be made successively whenever any event referred to in this subsection (a) shall occur; any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares immediately after such event under this subsection (a) and subsection (e) of this Section.

(b)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less

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than 95% of the Current Market Price on such record date, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); and the number of Common Shares which the holder is entitled to purchase upon exercise of each Class D Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the purchase price shall then be re-adjusted to the exercise price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c)
If and whenever at any time prior to the Expiry Time, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of: (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course on the Common Shares and other than the issue of Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) subject to paragraph 1(b), rights, options or warrants (excluding rights exercisable for 45 days or less) or (iii) evidence of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the purchase price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the purchase price in effect on such record date by a fraction, of which the numerator shall be  the greater of:  (i) one; and (ii) the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors of the Company, acting reasonably, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences or indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Class D Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction; any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the exercise price shall be re-adjusted to the exercise price which would then be in effect if such record date had not been fixed or to the exercise price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be, and in clause (iv) the term “Dividends Paid in the Ordinary Course” shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course.

(d)
If and whenever at any time prior to the Expiry Time, there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Company not covered in subsection (a) of this section or a consolidation, amalgamation or merger of the Company with or into any other corporation or a sale of the property and assets of the Company as or substantially as an entirety to any other person, a holder

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holding Class D Warrants represented by this Warrant Certificate which have not been exercised prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger or sale shall thereafter, upon the exercise of such Class D Warrants, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the holder was previously entitled upon exercise of the Class D Warrants, but for the same aggregate consideration payable therefore, the number of shares or other securities or property of the Company or of the corporation resulting from such reclassification, consolidation, amalgamation or merger or of the person to which such sale may be made, as the case may be, that such holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger or sale of, on the effective date thereof, as if the holder had been the registered holder of the number of Common Shares to which the holder was previously entitled upon due exercise of the Class D Warrants; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the holders of the Class D Warrants to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or securities or property to which the holder may be entitled upon the exercise of such Class D Warrants thereafter.

(e)
The adjustments required under the terms of this Warrant Certificate upon the occurrence of any of the events referred to herein shall become effective immediately after a record date for such event, and the Company may defer, until the occurrence of such event, issuing to the holder of any Class D Warrants exercised after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which it would be entitled upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive the kind and amount of shares, other securities or property to which it would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as the holder would, but for the provisions of this subsection (e), have received, or become entitled to receive, on such exercise.

(f)
The adjustments provided for in this Warrant Certificate are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Warrant Certificate provided that, notwithstanding any other provision of this Section, no adjustment of the purchase price or number of Common Shares, as then constituted, purchasable shall be required unless such adjustment would require an increase or decrease, of at least 1% in the purchase price or the number of Common Shares, as then constituted, purchasable then in effect; provided however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)
In the event of any question arising with respect to the adjustments provided in this Class D Warrant Certificate, such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Company (who may be the auditors of the Company) and acceptable to the holder, acting reasonably, with the assistance of legal counsel, who may be legal counsel to the Company; such accountants shall have access to all necessary records of the Company and such determination shall be binding upon the Company and the holder.

2.           Definitions.

In this Class D Warrant Certificate:

(a)
“Current Market Price” per Common Share or Participating Share at any date shall be the closing price per share for such shares on a day before such date on OTCBB (or if the Common Shares are not listed on such stock exchange, on such other exchange on which the Common

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Shares are listed as may be selected for such purpose by the directors of the Company, or if the Common Shares are not listed on any stock exchange, then on the over the counter market);

(b)
“Common Shares” means the Company’s presently authorized common voting shares without par value and shall also include any other authorized classes of shares in the capital of the Company which do not have special rights and restrictions attaching fixed dividends thereto and limiting the participation of holders of shares of such classes in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company;

(c)
“Dividends Paid in the Ordinary Course” means cash dividends declared payable on the Common Shares in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:  (i) 50% of the retained earnings of the Company at the end of the immediately preceding fiscal year; (ii) 150% of the aggregate amount and/or value of dividends declared payable by the Company on the Common Shares in its immediately preceding fiscal year; and (iii) 100% of the net earnings of the Company, before extraordinary items, for its immediately preceding fiscal year (versus the amount or value of all dividends paid or payable in respect of such fiscal year which credited net earnings) to be as shown in the audited consolidated financial statements of the Company for such preceding fiscal year or, if there are no audited financial statements with respect to such period, computed in accordance with generally accepted accounting principles consistent with the applications made in preparation of the most recent audited consolidated financial statements of the Company, and for such purpose the amounts of any dividend paid in shares shall be the aggregate deemed issue price of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as declared by resolution passed by the board of directors of the Company.

3.           Restriction on Exercise.Notwithstanding any other provision hereof, no Holder shall exercise these Warrants, if as a result of such exercise the number of shares of common stock of the Company would exceed the Company’s authorized capital, immediately after giving effect to such exercise; provided, however, that the Company agrees to use commercially reasonable efforts to (i) promptly call a meeting of its stockholders, (ii) cause its board of directors to recommend that the Company’s shareholder approve an amendment to the Company’s articles of incorporation to increase the authorized capital of the Company in an amount sufficient to permit the exercise of all of the Class D Warrants, (iii) cause its shareholders to approve an amendment to the Company’s articles of incorporation to increase the authorized capital of the Company and (iv) to file an amendment to the Company’s articles of incorporation with the State of Nevada..

4.           No Rights of Shareholders.  The Class D Warrants shall not entitle the holder to any rights as a shareholder of the Company, including without limitation, voting rights.

5.           Transferability.  The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Class D Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.  Transfer of the Class D Warrants can be undertaken by delivery of the Warrant Transfer Form, attached as Appendix B hereto, to the Company at the Company’s offices.  The Company undertakes to use commercially reasonable efforts to effect such transfer and issue a Warrant Certificate in the name of the transferee within 3 business days of receipt thereof.  The Company reserves the right to refuse to transfer any Class D Warrant if such transfer would be in violation of any securities laws, including but not limited to the U.S. Securities Act.

6.           Reporting Issuer. So long as the Class D Warrants evidenced by this Warrant Certificate remain outstanding, the Company covenants that it shall do or cause to be done all things necessary to maintain its status as a reporting issuer not in default with the United States Securities and Exchange Commission.

7.           New Certificate.  This Warrant Certificate is exchangeable, upon the surrender hereof by the holder to the Company, for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each of such new

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Warrant Certificates to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the holder at the time of such surrender.

8.           Loss, Mutilation, Destruction or Theft of Warrants.  In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, shall issue and deliver a new Warrant Certificate representing the Class D Warrants of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate.  The applicant for the issue of a new Warrant Certificate representing the Class D Warrants pursuant to this Section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company, acting reasonably, and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company, acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

9.           Governing Law.  The Class D Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the State of Texas, Dallas County.

10.         Time.  Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by a duly authorized officer as of the ____ day of ___________________, 2014.

SKY PETROLEUM, INC.

                        Per: _______________________________________
                            Authorized Signatory

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APPENDIX “A” to CLASS D WARRANT
EXERCISE FORM

TO:           SKY PETROLEUM, INC.

The undersigned hereby exercises the right to purchase and hereby subscribes for ____________ Common Shares in the capital of SKY PETROLEUM, INC. (the “Company”) (or such number of other securities or property to which this Class D Warrant entitles the undersigned in lieu thereof or in addition thereto under the provisions of the attached Warrant Certificate).

In connection with this exercise, the undersigned hereby (check one):

_____1.
represents to the Company that (i) at the time of exercise of this Class D Warrant the undersigned is not within the United States, (ii) the undersigned is not exercising this Class D Warrants for the account or benefit of a U.S. Person or person in the United States, and (iii) the delivery of the underlying Common Shares will not be to an address in the United States;

_____2.
represents to the Company that (i) the undersigned is a U.S. Purchaser (as such term is defined in the subscription agreement pursuant to which the undersigned purchased this Class D Warrant from the Company (the “Subscription Agreement”), (ii) the undersigned was the original subscriber for the Class D Warrants from the Company, and (iii) the representations, warranties and covenants set forth in the Subscription Agreement are true and correct on the date of exercise of this Class D Warrant, including specifically the representations and warranties in Schedule A to the Subscription Agreement; or

_____3.
confirms that the undersigned is tendering with this exercise form a written opinion of counsel satisfactory to the Company to the effect that the securities to be delivered upon exercise of this Class D Warrant have been registered under the United States Securities Act of 1933, as amended, (the "U.S. Securities Act") and the securities laws of all applicable states of the United States or are exempt from such registration requirements.

 “United States” and “U.S. person” are as defined by Regulation S under the U.S. Securities Act.

The undersigned holder understands that unless the Common Shares issuable upon the exercise of the Class D Warrants are registered under the 1933 Act and the securities laws of all applicable states of the United States and the undersigned has provided a written opinion of counsel satisfactory to the Company to such effect, the certificate representing the Common Shares issued upon exercise of this Class D Warrant will bear the following restrictive legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF

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RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS”.

If any Class D Warrants represented by this Warrant certificate are not being exercised, a new Warrant certificate will be issued and delivered with the Common Share certificates.

Please issue a certificate for the Common Shares being purchased as follows in the name of the undersigned.

DATED at ______________________________ this _________ day of _________________, ______.

_______________________________________ Signature Witnessed (see instructions to Class D Warrant holders)
____________________________________________
Signature of Class D Warrant holder (to be the same as
appears on the face of this Class D Warrant Certificate)
or authorized signing officer if a corporation

Name of Class D Warrant holder:	____________________________________________

Address (please print):	____________________________________________ ____________________________________________

Effective Exercise Price: __________________ Number of Class D Warrants Exercised: ____________ Total Exercise Price: US$__________________	Exercise price US$0.10 per Common Share, subject to adjustment.

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APPENDIX “B” to CLASS D WARRANT

CLASS D WARRANT TRANSFER FORM

TO: SKY PETROLEUM, INC.                                  Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

(please type or print in block letters)

(insert address)

its right to purchase up to __________ shares of Common Stock represented by these Class D Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature: ____________________________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

______
The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Class D Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Class D Warrants represented by this Class D Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______
The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Class D Warrants has been registered under the U.S. Securities Act or are exempt from registration thereunder.

                      Signature: _________________________________

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APPENDIX “C”

INSTRUCTIONS TO CLASS D WARRANTHOLDERS

TO EXERCISE:

To exercise Class D Warrants, the Class D Warrant holder must complete, sign and deliver the Exercise Form, attached as Appendix A and deliver the Class D Warrant Certificate(s) to Sky Petroleum, Inc. (the “Company”) at the address set forth below indicating the number of Common Shares to be acquired.  In such case, the signature of such registered holder on the Exercise Form must be witnessed.

GENERAL:

For the protection of the holder, it would be prudent to use registered mail if forwarding documents by mail.

If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Class D Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:
Sky Petroleum, Inc.
15950 N. Dallas Parkway, Ste 400
Dallas, Texas, 78701
Fax: _________________
Attn:  Karim Jobanputra

"FORM"